Third Quarter 2015 Results October 15, 2015 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about
People's
United
Financial's
plans,
objectives,
expectations
and
other
statements
that
are
not
historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are
subject
to
risks
and
uncertainties
that
could
cause
People's
United
Financial's
actual
results
or
financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2015 Overview
•
Operating earnings of $68.4 million or $0.23 per share, increases of 9% and 10%, respectively, from the prior year quarter
•
Net
interest
income
1
of
$235
million,
an
increase
of
2%
•
Net interest margin of 2.87%, a decrease of 1 basis point
•
Loan growth of $110 million, 2% annualized growth rate
•
Deposit growth of $845 million, 12% annualized growth rate
•
Non-interest income of $87 million, an increase of 5%
•
Operating expenses of $214 million, an increase of 3%
•
Efficiency ratio of 61.7%, an increase of 10 basis points
•
Net loan charge-offs of 0.06%, an increase of 1 basis point
(Comparisons versus second quarter 2015, unless noted differently)
1
Net interest income on a fully taxable equivalent basis for 2Q 2015 and 3Q 2015 was $237.0 million and $241.1 million, respectively.

2Q 2015
Originated
Loans
Investments
Calendar
Day
Acquired
Loans
Deposits
Borrowings
3Q 2015
3
Net Interest Income
($ in millions)
Linked Quarter Change
$2.2
$230.4
$234.8
($1.0)
1
Net interest income on a fully taxable equivalent basis for 2Q 2015 and 3Q 2015 was $237.0 million and $241.1 million, respectively.
$2.2
$1.7
($0.6)
($0.1)
1

4 Net Interest Margin 2Q 2015 Calendar Day Loan Yield & Mix Deposits 3Q 2015 Linked Quarter Change 0.02 bps 2.88% 2.87% (0.02 bps) (0.01 bp)

5 Loans ($ in millions) Linked Quarter Change $208 ($39) $27,562 $27,672 Annualized linked quarter change: +1.6% ($59) June 30, 2015 Retail Commercial Acquired Sept. 30, 2015

Deposits
Linked Quarter Change
$883
($38)
Retail
2
$19,278
($ in millions)
Annualized linked quarter change: +12.3%
Commercial
1
$8,157
Commercial
1
$9,040
$27,435
$28,280
Retail
2
$19,240
1
Commercial includes Municipal deposits of $1,459 at 6/30/2015 and $1,945 at 9/30/2015
2
Retail includes brokered deposits of $2,616 at 6/30/2015 and $2,676 at 9/30/2015
June 30, 2015
Commercial
Retail
Sept. 30, 2015

Non-Interest Income
($ in millions)
2Q 2015
Insurance
Customer
Interest Rate
Swap Income
Bank
Service
Charges
Commercial
Banking
Lending Fees
Investment
Management
Fees
Net Gains
on Sales of Resi.
Mortgage Loans
Other
3Q 2015
Linked Quarter Change
$2.6
$83.0
$87.1
($0.5)
$1.2
$1.0
$0.7
($0.5)
($0.4)

Non-Interest Expense
($ in millions)
2Q 2015
Non-Operating
Professional &
Outside Services
Compensation
& Benefits
Regulatory
Assessments
Occupancy
& Equipment
Other
3Q 2015
Linked Quarter Change
$208.8
($2.9)
$214.1
$211.8
$214.2
Operating
Non-Operating
$0.1
$4.3
$3.0
($0.3)
$0.2
$0.3
$0.8

9 Efficiency Ratio 61.4% 61.3% 61.9% 61.6% 61.7% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015

Asset Quality
NPAs
/
Loans
&
REO
(%)
1
1
Non-performing
assets
(excluding
acquired
non-performing
loans)
as
a
percentage
of
originated
loans
plus
all
REO
and
repossessed
assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.78
0.5
1.0
1.5
2.0
2.5
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015

Asset Quality
Net Charge-Offs / Average Loans (%)
1
Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.06%, 0.05%, 0.11%, 0.13% and 0.12%, in  3Q 2015, 2Q 2015, 1Q 2015, 4Q 2014,
and 3Q 2014, respectively
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT
Peer Group (Median)
Top 50 Banks (Median)
1
0.06
0.0
0.1
0.2
0.3
0.4
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015

12 Operating Return on Average Assets 0.74% 0.75% 0.71% 0.70% 0.73% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015

13 Operating Return on Average Tangible Equity 9.9% 10.1% 9.9% 9.8% 10.5% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015

Capital Ratios
(Effective January 1, 2015, all ratios calculated in accordance with Basel III)
Basel III Notes:
1.
Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2.
Common
Equity
Tier
1
Capital
ratio
represents
total
stockholder’s
equity,
excluding:
(i)
after-tax
net
unrealized
gains
(losses)
on
certain
securities
classified
as
available
for
sale;
(ii)
after-tax
net
unrealized
gains
(losses)
on
securities
transferred
to
held
to
maturity;
(iii)
goodwill
and
other
acquisition-related
intangibles;
and
(iv)
the
amount
recorded
in
accumulated
other
comprehensive
income
(loss)
relating
to
pension
and
other
postretirement benefits divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4.
Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-
Weighted Assets
5.
Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
People’s United Financial
Tang. Com. Equity/Tang. Assets
7.8%
7.5%
7.5%
7.4%
7.5%
Tier 1 Leverage
1, 5
8.1%
7.9%
8.3%
8.2%
8.1%
Common Equity Tier 1 Capital
2, 5
9.9%
9.8%
10.0%
9.9%
9.9%
Tier 1 Risk-Based Capital
3, 5
9.9%
9.8%
10.0%
9.9%
9.9%
Total Risk-Based Capital
4, 5
12.3%
12.2%
11.9%
11.8%
11.8%
People’s United Bank
Tier 1 Leverage
1, 5
8.8%
8.5%
8.8%
8.6%
8.5%
Common Equity Tier 1 Capital
2, 5
10.7%
10.5%
10.6%
10.4%
10.4%
Tier 1 Risk-Based Capital
3, 5
10.7%
10.5%
10.6%
10.4%
10.4%
Total Risk-Based Capital
4, 5
13.3%
13.0%
13.1%
12.9%
12.8%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
-1.6%
3.8%
7.2%
9.7%
11.9%
-1.3%
4.0%
7.9%
10.7%
13.3%
Down 25
Up 100
Up 200
Up 300
Up 400
-0.7%
1.6%
3.6%
-4.5%
2.4%
4.2%
-0.6%
2.0%
4.6%
-3.8%
2.1%
3.9%
Short End -25
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Sept. 30, 2015
June. 30, 2015

Experienced
leadership team
Operate in large &
attractive Northeast
markets…
…with significant
knowledge at the local
level
Commitment to
relationship-based
banking
Breadth of products
& services
Conservative & well-
defined underwriting
culture
Premium brand built
over 170 years
Deep focus on
expense management
Summary
A Uniquely Positioned Franchise

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of September 30, 2015
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs
Note –
ALLLs: Commercial: $177 million, Retail: $21 million, Total: $198 million
0.91%
0.28%
0.74%
Commercial
Retail
Total
0.64%
0.81%
0.68%
Commercial
Retail
Total
143%
35%
108%
Commercial
Retail
Total

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
BancorpSouth
BXS
Tupelo
MS
3
City National
CYN
Los Angeles
CA
4
Comerica
CMA
Dallas
TX
5
Commerce
CBSH
Kansas City
MO
6
Cullen/Frost
CFR
San Antonio
TX
7
East West
EWBC
Pasadena
CA
8
First Niagara
FNFG
Buffalo
NY
9
FirstMerit
FMER
Akron
OH
10
Fulton
FULT
Lancaster
PA
11
Huntington
HBAN
Columbus
OH
12
M&T
MTB
Buffalo
NY
13
New York Community
NYCB
Westbury
NY
14
Signature
SBNY
New York
NY
15
Synovus
SNV
Columbus
GA
16
Valley National
VLY
Wayne
NJ
17
Webster
WBS
Waterbury
CT
18
Wintrust
WTFC
Lake Forest
IL
19
Zions
ZION
Salt Lake City
UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT